0 Mondel z International Barclays Capital Back to School Conference September 3, 2013 Exhibit 99.2

Irene Rosenfeld Chairman and CEO 1

Forward-looking statements

This slide presentation contains a number of forward-looking statements. The words “will,”
“expect,” “intend,” “plan,” “drive,” “commit,” “accelerate,” “improve,” “increase,” “deliver,”
“opportunity,” “growth,” “outlook,” “guidance” and similar expressions are intended to identify our forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make about our future performance, including future revenue growth, earnings per share and margins; the drivers of our future performance, including production, and productivity and cash management improvements; our investments in emerging markets; and confidence in our future. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to, continued global economic weakness, increased competition, continued volatility of commodity and other input costs, business disruptions, pricing actions, and risks from operating globally and tax law changes. For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Mondel z International is well-positioned
for success

Advantaged
Geographic
Footprint
Fast-
Growing
Categories
Favorite
Snacks
Brands
Strong
Routes-to-
Market
Proven
Innovation
Platforms
World-Class
Talent &
Capabilities

Virtuous cycle driving long-term targets

Adjusted
EPS Growth
5%-7%
Double-Digit
(cst. FX)
Organic Net
Revenue Growth
Long-Term Targets
Expand
Gross
Margin
Reinvest
in
Growth
Leverage
Overheads
Focus on
Power Brands &
Priority Markets
Operating
Income Growth
High Single-
Digit (cst. FX)

Top-tier, long-term revenue growth target
supported by advantaged portfolio

Double digit
growth
Low-to-mid
single digit
growth
Developed
Markets
Emerging
Markets
By Geography
Low-to-mid
single digit
growth
Mid-to-high
single digit
growth
Chocolate
Biscuits
Gum &
Candy
Beverages
Cheese/Grocery
By Category
5% - 7%
Organic Growth

Significant operating income growth driven by
margin expansion

Strong track record of margin gains
250 bps of opportunity from gross margin expansion
(1) Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.
Adjusted Operating Income Margin
(1)
9.2%
9.6%
11.0%
11.5%
12.2%
14% - 16%
2008 2009 2010 2011 2012 LT Target

Opportunity is largely in North America and Europe
Adjusted Operating Income Margin
North America Europe
LA, AP, EEMEA
Combined

(1)  Please see the GAAP to non-GAAP reconciliations provided at the end of this presentation.

Delivering base margin expansion critical to
delivering growth

Double Digit EPS Growth*
2012 Base
Margin
Expansion
Emerging
Markets
Investments
Ongoing
Restructuring
+60 to
+90 bps
(10) to
(20) bps
2013
12.2%
(1)
Base
Margin
Expansion
+60 to
+90 bps
High
12s
2014
~12%
Emerging
Markets
Investments
~(10) bps
Ongoing
Restructuring
(50) to
(70) bps
(10) to
(20) bps
Adjusted Operating Income Margin
Target
Ex.
Restructuring
14%-16%
14.5%-16.5%
*   On a constant currency basis
(1) Reported operating income margin was 10.4% for FY 2012.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Productivity is primary driver of base margin
expansion

Double Digit EPS Growth*
*   On a constant currency basis
(1) Reported operating income margin was 10.4% for FY 2012.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
2012 Base
Margin
Expansion
Emerging
Markets
Investments
Ongoing
Restructuring
2013
12.2%
(1)
Base
Margin
Expansion
High
12s
2014
~12%
Emerging
Markets
Investments
Ongoing
Restructuring
+60 to
+90 bps
+60 to
+90 bps
Adjusted Operating Income Margin
Target
Ex.
Restructuring
14%-16%
14.5%-16.5%

Daniel Myers EVP Integrated Supply Chain

Focused plan to deliver world-class supply chain
Priorities
3 Year Financial Goals
$3B Gross Productivity
Cost Savings
(~$1B/per year; ~4.5% of COGS)
$1.5B Net Productivity
Cost Savings
(~$0.5B/per year; ~2.3% of COGS)
$1B Cash Flow
Step change leadership talent
& capabilities
Transform global
manufacturing platforms
Redesign the supply chain
network
Drive productivity programs to
fuel growth
Improve cash management
1
2
3
4
5

Acquisitions drove supply chain complexity • Significant number of SKUs, formats and formulas • Fragmented supplier base • Sub-scale plants with low efficiency assets 1990 2000 2010 12

Success begins with a step change in leadership talent and capabilities Benchmark against best in class Right people in the right places Break down silos Multi-region, multi-business experience 13

2 Transform Platforms Global platform transformation process 14

Oreo: “Imagine if…”
became reality
• 30% reduction in
capital cost
• $10MM in operating
cost savings per line
• +500 bps gross
margin improvement
• New capacity in 1/3
the time
• Modular design for 7
days start-up
• Global expansion in
less than 6 months
• Standard  building
block one-time design
• Standard equipment
& operations
• Supplier-enabled
scale and speed
Scale Speed Agility
2
Transform
Platforms

Making Packing Past Now Oreo: Double the capacity, with half the footprint and fewer people 2 Transform Platforms Making Packing 16

Growing on advantaged assets at
advantaged costs
3
Redesign
Network
Simplify, Standardize, Create Scale
Grow Capacity
• Growth platforms on
advantaged assets in
strategic locations
Collaborate with
Suppliers
• Increased supplier
collaboration &
co-location
Optimize Logistics
• Minimize touches to
improve service delivery
and inventory levels

Capacity
Increase
+24% +28%
New Greenfield
Sites
+8 +5
Power Brands
on Advantaged
Assets
~15%
~50%
by ’16
~80%
by ’20
Net Revenue
per Plant
~$210MM
~$300MM
by ‘16
~$500MM
by ‘20
2012 2013 - 2016 2017 - 2020
Redesigning supply chain to deliver
world-class efficiency
3
Redesign
Network

Our new facility in Mexico will use an integrated supply chain approach 3 Redesign Network 19

Stepping up productivity delivery Integrated Lean Six Sigma Procurement Transformation Simplicity 20

Integrated Lean Six Sigma delivers best in
class reliability and efficiency
• 450 plant leaders trained
• 300 black belts certified &
2,000 green belts trained
• 14 plants commissioned as
lead sites; 103 sites by 2015
4
Productivity

Procurement Transformation continues to
drive productivity
2009 – 2012 leveraged
global scale
Shifting resources from
local to enterprise-wide
“spend towers”
Streamlining specifications
Strengthening relationships
with fewer, more strategic
suppliers
4
Productivity

Simplicity: Streamlining SKUs, packaging
and recipes
Today
2016
4,000 2,500
# SKUs
55 40
Food formats
39 26
Technologies
89 72
Production lines
Pan-EU brands as % Biscuits
45% 60%
Targeting a 60% reduction in complexity to deliver ~$100MM
European Biscuit Category
4
Productivity

Focus on cash management to fund
future investments in capital and growth
5
Cash
Management
DSO
• Terms compliance
• Sales phasing
• Term negotiations
DIOH
• Raw and pack
• Finished goods
• Infrastructure
• Processes &
technology
DPO
• Payment terms
rationalization
• Frequency extension
• Supply chain
financing
$1 billion in incremental cash over next three years

Focused plan to deliver world-class supply chain
Priorities
Step change leadership talent
& capabilities
Transform global platforms
Redesign the supply chain
network
Drive productivity programs to
fuel growth
Improve cash management
1
2
3
4
5
25
3 Year Financial Goals
$3B Gross Productivity
Cost Savings
(~$1B/per year; ~4.5% of COGS)
$1.5B Net Productivity
Cost Savings
(~$0.5B/per year; ~2.3% of COGS)
$1B Cash Flow

Dave Brearton EVP & CFO

Productivity is primary driver of margin expansion 27 Base Margin Expansion Components

Committed to delivering top-tier performance
Well-positioned for success
Virtuous growth cycle provides framework to deliver
top-tier performance
Integrated supply chain will drive base margin expansion
and generate strong cash flow
2013 outlook:
- Organic revenue growth at low-end of 5%-7% range
- Adjusted EPS of $1.55-$1.60
(1)

(1) Adjusted EPS Guidance includes an estimated ($0.04) impact from the Venezuelan bolivar devaluation.  It excludes the impact of all other currency translation.

29 * * * * * * *

GAAP to Non-GAAP Reconciliation

As Revised
(GAAP)
Integration
Program Costs
and other
acquisition
integration
costs (1)
Spin-Off Costs
and Related
Adjustments (2)
Restructuring
Program
Costs (3)
Acquisition-
Related
Costs (4)
Impact of
Divestitures (5)
(Gain)/Loss on
divestitures,
net
As Adjusted
(Non-GAAP)
For the Year Ended December 31, 2008
Net Revenues 22,872 $  - $                 - $                - $             - $          (666) $          - $             22,206 $
Operating Income 1,148 81 91 708 - (84) 91 2,035
Operating Income Margin 5.0% 9.2%
For the Year Ended December 31, 2009
Net Revenues 21,559 $  - $                 - $                - $             - $          (377) $          - $             21,182 $
Operating Income 2,016 27 91 (76) 40 (73) 6 2,031
Operating Income Margin 9.4% 9.6%
For the Year Ended December 31, 2010
Net Revenues 31,489 $  1 $                - $                - $             - $          (500) $          - $             30,990 $
Operating Income 2,496 646 91 (29) 273 (67) - 3,410
Operating Income Margin 7.9% 11.0%
For the Year Ended December 31, 2011
Net Revenues 35,810 $  1 $                - $                - $             - $          (429) $          - $             35,382 $
Operating Income 3,498 521 137 (5) - (67) - 4,084
Operating Income Margin 9.8% 11.5%
For the Year Ended December 31, 2012
Net Revenues 35,015 $  - $                 - $                - $             - $          (340) $          - $             34,675 $
Operating Income 3,637 140 512 110 1 (58) (107) 4,235
Operating Income Margin 10.4% 12.2%
(1)
(2)
(3)
(4) Acquisition-related costs for 2009 and 2010 relate to the acquisition of Cadbury and include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
(5)
Includes all divestitures that have occurred through 2013.
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs. For the years 2008 to 2011, refers to the 2004-2008 Restructuring Program. For the year 2012, refers to 2012-2014 Restructuring Program.
Mondelez International
Reported to Adjusted Operating Income Margin
($ in millions, except percentages) (Unaudited)
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition. Other acquisition integration costs are defined as the costs associated with combining the Mondelez International and LU businesses, and are separate from those costs associated with the acquisition.
Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelez
International business.  Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense associated with certain benefit plan obligations transferred to Kraft Foods
Group in the Spin-Off.

GAAP to Non-GAAP Reconciliation

As Revised
(GAAP)
Integration
Program
Costs
(1)
Spin-Off Costs
and Related
Adjustments
(2)
2012-2014
Restructuring
Program
Costs
(3)
Impact of
Divestitures
(4)
As Adjusted
(Non-GAAP)
Latin America
Net Revenues 5,396 $       - $                 - $                     - $                 - $                    5,396 $
Segment Operating Income 769 $          30 $             8 $                    7 $                - $                    814 $
Segment Operating Income Margin 14.3% 15.1%
Asia Pacific
Net Revenues 5,164 $       - $                 - $                     - $                 - $                    5,164 $
Segment Operating Income 657 $          40 $             19 $                  - $                 - $                    716 $
Segment Operating Income Margin 12.7% 13.9%
Eastern Europe, Middle East & Africa
Net Revenues 3,735 $       - $                 - $                     - $                 (96) $                 3,639 $
Segment Operating Income 506 $          13 $             - $                     - $                 (1) $                   518 $
Segment Operating Income Margin 13.5% 14.2%
LA, AP and EEMEA Combined
Net Revenues 14,295 $      - $                 - $                     - $                 (96) $                 14,199 $
Segment Operating Income 1,932 $       83 $             27 $                  7 $                (1) $                   2,048 $
Segment Operating Income Margin 13.5% 14.4%
Europe
Net Revenues 13,817 $      - $                 - $                     - $                 (197) $              13,620 $
Segment Operating Income 1,762 $       47 $             1 $                    6 $                (51) $                 1,765 $
Segment Operating Income Margin 12.8% 13.0%
North America
Net Revenues 6,903 $       - $                 - $                     - $                 (47) $                 6,856 $
Segment Operating Income 781 $          6 $                77 $                  98 $             (7) $                   955 $
Segment Operating Income Margin 11.3% 13.9%
(1)
(2)
(3)
(4)
Mondelez International
Segment Operating Income To Adjusted Segment Operating Income
For the Twelve Months Ended December 31, 2012
($ in millions, except percentages) (Unaudited)
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition.
Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the
Kraft Foods Group business and the Mondelez International business.  Spin-Off related adjustments include the pension adjustment defined as the estimated benefit plan expense associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing-related costs.
Includes all divestitures that have occurred through 2013.